Exhibit 99(7)(c)

FORM OF
DISTRIBUTION AGREEMENT

AGREEMENT made as of the          day of August, 2004, by and between One Group® Mutual Funds (“Trust”), a Massachusetts business trust having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43271-1235, and One Group Dealer Services, Inc. (“Distributor”), a Delaware corporation having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43271-1235.  This Agreement shall be effective February 19, 2005.

WHEREAS, the Trust is an open-end, management investment company, organized as a Massachusetts business trust and registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, it is intended that Distributor act as the distributor of the units of beneficial interest (“Shares”) of each of the investment portfolios of the Trust identified in Schedule A hereto as such Schedule may be amended from time to time (such portfolios being referred to individually as a “Fund” and collectively as the “Funds”); and

WHEREAS, on August 12, 2004, the Board of Trustees of the Trust approved the resdeignation of the Class A Shares as “Reserve Class Shares” and approved new names for some of the Funds to be effective February 19, 2005; and

WHEREAS, on August 12, 2004, the Board of Trustees of the Trust approved (i) the redomiciliation of One Group® Mutual Funds as a Delaware statutory trust to be known as JPMorgan Trust II, subject to the approval of the redomiciliation transaction by shareholders of the Trust at a shareholder meeting to be held January 20, 2005 (“Redomiciliation”), and (ii) the reorganization of certain Funds with and into series of other registered investment companies or other Funds, subject in each case to the approval of each reorganization transaction by the shareholders of the acquired Fund at a shareholder meeting to be held January 20, 2005 (each a “Reorganization”); and

WHEREAS, the Redomiciliation and Reorganization transactions described above, if approved by shareholders, are expected to close on or about February 18, 2005, or such later date as the parties to each such transaction shall agree (each a “Closing Date”); and

WHEREAS, the parties agree that this Agreement shall not be effective, or shall cease to be effective, with respect to each Fund whose shareholders approve a Reorganization effective as of the close of business on the Closing Date with respect to each respective Fund; and

WHEREAS, the parties also agree that, if the Redomiciliation is approved by shareholders, this Agreement shall continue in effect with respect to each remaining Fund following the Redomiciliation for the remaining term of this Agreement and JPMorgan Trust II shall succeed to the rights and obligations of the Trust under this Agreement effective as of the close of business on the Closing Date with respect to the Redomiciliation;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1.             Services as Distributor

1.1.          Distributor will act as agent for the distribution of the Shares covered by the registration statement and prospectuses of the Trust then in effect under the Securities Act of 1933, as amended (“Securities Act”). As used in this Agreement, the term “registration statement” shall mean Parts A (the prospectuses), B (the Statement of Additional Information) and C of each registration statement that is filed on Form N-1A, or any successor thereto, with the Commission, together with any amendments thereto. The term “prospectus” shall mean each form of prospectus and Statement of Additional Information used by the Funds for delivery to shareholders and prospective shareholders after the effective dates of the above referenced registration statements, together with any amendments and supplements thereto.

1.2.          Distributor agrees to use appropriate efforts to solicit orders for the sale of the Shares and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Trust understands that Distributor may presently and in the future be the distributor of the shares of several investment companies or series (together, “Companies”) including Companies having investment objectives similar to those of the Trust. The Trust further understands that investors and potential investors in the Trust may invest in shares of such other Companies. The Trust agrees that Distributor’s duties to such Companies shall not be deemed in conflict with its duties to the Trust under this paragraph 1.2.

Distributor may finance appropriate activities which it deems reasonable which are primarily intended to result in the sale of the Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current Shareholders, and the printing and mailing of sales literature.

1.3.          In its capacity as distributor of the Shares, all activities of Distributor and its partners, agents, and employees shall comply with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, all rules and regulations promulgated by the Commission thereunder and all rules and regulations adopted by any securities association registered under the Securities Exchange Act of 1934 (“Exchange Act”). Distributor may, without further consent on the part of the Trust, subcontract for the performance of any services hereof with any affiliated or unaffiliated entity that is duly registered as a broker or dealer pursuant to Section 15 of the Exchange Act, provided, however, that Distributor shall be fully responsible to the Trust for the acts and omissions of any party with whom it contracts.

1.4.          Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent and custodian for the Funds.

1.5.          Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by abnormal circumstances of any kind, the Trust’s officers may decline to accept any orders for, or make any sales of, the Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

1.6.          Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others.

1.7.          The Trust agrees at its own expense to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as Distributor may designate.

1.8.          The Trust shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Funds and the Shares as Distributor may reasonably request; and the Trust warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Trust shall also furnish Distributor upon request with: (a) unaudited semi-annual statements of the Funds’ books and accounts prepared by the Trust and (b) from time to time such additional information regarding the financial condition of the Funds as Distributor may reasonably request.

1.9.          The Trust represents to Distributor that, with respect to the Shares, all registration statements and prospectuses filed by the Trust with the Commission under the Securities Act have been prepared in conformity with requirements of said Act and rules and regulations of the Commission thereunder. The registration statement and prospectuses contain all statements required to be stated therein in conformity with said Act and the rules and regulations of said Commission and all statements of fact contained in any such registration statement and prospectuses are true and correct. Furthermore, neither any registration statement nor any prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Trust shall not file any amendment to any registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Trust’s right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional.

1.10.        The Trust authorizes Distributor and dealers to use any prospectus in the form furnished from time to time in connection with the sale of the Shares. The Trust agrees to indemnify, defend and hold Distributor, its several directors, officers and employees, and any person who controls Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which Distributor, its directors, officers and employees, or any such controlling person, may incur under the Securities Act or under common law or otherwise, arising out of or based upon (i) any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus, (ii) any omission, or alleged omission, to state a material fact, required to be stated in either any registration statement or any prospectus, or necessary to make the statements in either thereof not misleading, or (iii) any Trust advertisement or sales literature that is not in compliance with applicable laws, rules or regulations (including, but not limited to the Conduct Rules of the National Association of Securities Dealers, Inc.); provided, however, that the Trust’s agreement to indemnify Distributor, its directors, officers or employees, and any such controlling person, shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus, advertisement or sales literature and in such financial and other statements as are furnished in writing to the Trust by Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, advertisement or sales literature, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Trust’s agreement to indemnify Distributor and the Trust’s representations and warranties hereinbefore set forth in paragraph 1.9 shall not be deemed to cover any liability to the Trust or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor’s reckless disregard of its obligations and duties under this Agreement. The Trust’s agreement to indemnify Distributor, its directors, officers and employees and any such controlling person, as aforesaid, is expressly conditioned upon the Trust being notified of any action brought against Distributor, its officers or employees, or any such controlling person, such notification to be given by letter or by facsimile addressed to the Trust at its principal office in New York, New York and sent to the Trust by the person against whom such action is brought, within 10 business days after the summons or other first legal process shall have been served. The failure to so notify the Trust of any such action shall not relieve to the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Trust’s indemnity agreement contained in this paragraph 1.10. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Trust and approved by Distributor, which approval shall not be unreasonably withheld. Such counsel shall consult with Distributor and give Distributor the opportunity to review any documents prepared by such counsel prior to filing the same with the court. In the event the Trust elects to assume the defense of any such suit and retain counsel of good standing approved by Distributor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case Distributor does not approve of counsel chosen by the Trust, the Trust will reimburse Distributor, its directors, officers and employees, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor or them. The Trust shall not, without the written consent of Distributor, consent to entry of any judgment or enter into any settlement. Any judgment or settlement shall include as an unconditional term the giving by the claimant or plaintiff to Distributor and its directors, officers and employees, or any such controlling person, of a release from all liability in respect to such claim or litigation. The Trust’s indemnification agreement contained in this paragraph 1.10 and the Trust’s representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Distributor, its directors, officers and employees, or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement.

This Agreement of indemnity will inure exclusively to Distributor’s benefit, to the benefit of its several directors, officers and employees, and their respective estates, and to the benefit of the controlling persons and their successors. The Trust agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees in connection with the issue and sale of any Shares.

1.11.        Distributor agrees to indemnify, defend and hold the Trust, its several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Distributor to the Trust and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectuses, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Distributor to the Trust required to be stated in such answers or necessary to make such information not misleading. Distributor’s agreement to indemnify the Trust, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Distributor being notified of any action brought against the Trust, its officers or Trustees, or any such controlling person, such notification to be given by letter or facsimile addressed to Distributor at its principal office in Columbus, Ohio, and sent to Distributor by the person against whom such action is brought, within 10 business days after the summons or other first legal process shall have been served. Distributor shall have the right of first control of the defense of such action, with counsel of its own choosing, satisfactory to the Trust, if such action is based solely upon such alleged misstatement or omission on Distributor’s part, and in any other event the Trust, its officers or Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify Distributor of any such action shall not relieve Distributor from any liability which Distributor may have to the Trust, its officers or Trustees, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, otherwise than on account of Distributor’s indemnity agreement contained in this paragraph 1.11.

1.12.        No Shares shall be offered by either Distributor or the Trust under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this paragraph 1.12 shall in any way restrict or have an application to or bearing upon the Trust’s obligation to repurchase Shares from any Shareholder in accordance with the provisions of the Trust’s prospectuses, Declaration of Trust, or Bylaws.

1.13.        The Trust agrees to advise Distributor as soon as reasonably practical by a notice in writing delivered to Distributor or its counsel:

(a)                                  of any request by the Commission for amendments to the registration statement or prospectus then in effect or for additional information;

(b)                                 in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or prospectus then in effect or the initiation by service of process on the Trust of any proceeding for that purpose;

(c)                                  of the happening of any event that makes untrue any statement of a material fact made in the registration statement or prospectuses then in effect or which requires the making of a change in such registration statement or prospectus in order to make the statements therein not misleading; and

(d)                                 of all actions of the Commission with respect to any amendment to any registration statement or prospectuses which may from time to time be filed with the Commission.

For purposes of this section, informal requests by or acts of the Staff of the Commission shall not be deemed actions of or requests by the Commission.

1.14.        The Trust and Distributor acknowledge and agree on behalf of themselves and their directors, trustees, officers and employees that they may receive from each other information, or access to information, about the customers or about consumers generally (collectively, “Customer Information”) including, but not limited to, nonpublic personal information such as a customer’s name, address, telephone number, account relationships, account balances and account histories. All information, including Customer Information, obtained pursuant to this Agreement shall be considered confidential information. Neither party shall disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement, including its use under sections 248.14 and 248.15 of Regulation S-P (17 CFR 248.1 - 248.30) in the ordinary course of carrying out the purposes of the Distribution Agreement. Distributor agrees to:

(a)                                  Limit access to Customer Information which is obtained pursuant to this Addendum to employees who have a need to know such Customer Information to effect the purposes of this agreement;

(b)                                 Safeguard and maintain the confidentiality and security of Customer Information which is obtained pursuant to this Addendum; and

(c)                                  Use Customer Information obtained pursuant to this Addendum only to carry out the purposes for which the Customer Information was disclosed and for no other purpose.

Distributor shall not directly or through an affiliate, disclose an account number or similar form of access number or access code for an account for use in telemarketing, direct mail marketing, or marketing through electronic mail, except as permitted in Section 248.12 of Regulation S-P.

1.15.        This Agreement shall be governed by the laws of the State of Delaware.

2.             Term, Duration and Termination

This Agreement shall become effective February 19, 2005 and, unless sooner terminated as provided herein, shall continue until October 31, 2005.  Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year terms, provided that such continuance is specifically approved at least annually by (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund.  This Agreement may be terminated with respect to a Fund without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by Distributor.  The termination of this Agreement with respect to one Fund shall not result in the termination of the Agreement with respect to any other Fund.  This Agreement will also terminate automatically in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.)

3.             Sale of Shares Subject to a Front-End Sales Load

3.1.          Under this Agreement, the following provisions shall apply with respect to the sale of and payment for those Shares sold at an offering price which includes a front-end sales load (“Front-End Load Shares”) as described in the prospectuses of the Funds identified on Schedule B hereto (collectively, the “Front-End Load Funds”; individually a “Front-End Load Fund”):

(a)           Distributor shall have the right to purchase Front-End Load Shares from the Front-End Load Funds at their net asset value and to sell such Shares to the public against orders therefor at the applicable public offering price, as defined in Section 3.2 below. Distributor also shall have the right to pay all or a portion of the sales charge referred to in Section 3.2 below to brokers, dealers, and other financial institutions and intermediaries selling Front-End Load Shares.

(b)           Prior to the time of delivery of any Front-End Load Shares by a Front-End Load Fund to, or on the order of, Distributor, Distributor shall pay or cause to be paid to the Front-End Load Fund or to its order an amount in Boston or New York clearing house funds equal to the applicable net asset value of such Shares. Distributor may retain all or a portion of any sales charge payable to brokers, dealers, and other financial institutions and intermediaries.

3.2.          The public offering price of Front-End Load Shares of a Front-End Load Fund shall be the net asset value of the Share, plus any applicable sales charge, all as set forth in the current prospectus of the Front-End Load Fund. The net asset value of Front-End Load Shares shall be determined in accordance with the provisions of the Declaration of Trust and the Trust’s Code of Regulations (or By-Laws as applicable), and the then-current prospectus of the Front-End Load Fund.

3.3.          The Front-End Load Funds reserve the right to issue, transfer or sell Front-End Load Shares at net asset value (a) in connection with merger or consolidation of the Trust or the Front-End Load Fund(s) with any other investment company or the acquisition by the Trust or the Front-End Load Fund(s) of all or substantially all of the assets or of the outstanding Shares of any other investment company; (b) in connection with a pro rata distribution directly to the holders of Shares in the nature of a stock dividend or split; (c) upon the exercise of subscription rights granted to the holders of Shares on a pro rata basis; (d) in connection with the issuance of Shares pursuant to any exchange and reinvestment privileges described in any then-current prospectus of the Front-End Load Fund; and (e) otherwise in accordance with any then-current prospectus of the Front-End Load Fund.

4.             Shares Subject to a Rule 12b-1 Fee

4.1.          Under this Agreement, the following provisions shall apply with respect to Shares of Classes of the Trust’s Shares, other than those of a Class featuring a contingent deferred sales charge (“CDSC”), that are subject to a fee under a Distribution Plan under Rule 12b-1 (“Plan”) as described in the prospectuses of the Funds and identified on Schedule C hereto (collectively, the “Distribution Plan Classes;” individually a “Distribution Plan Class”):

(a)           Distributor shall receive from the Trust all distribution fees, as applicable, at the rate and under the terms and conditions set forth in each Plan adopted by each Distribution Plan Class of each Fund, as such Plans may be amended from time to time, and subject to any further limitations on such fees as the Board may impose. Distributor’s right to payment of distribution fees on such Shares shall continue after termination of this Agreement, subject only to the continued effectiveness of the applicable Plan (such effectiveness controlled exclusively by the terms of the Plan).

(b)           Distributor may reallow any or all of the distribution fees which it is paid by the Trust with respect to each Distribution Plan Class of each Fund to such brokers, dealers and other financial institutions and intermediaries as Distributor may from time to time determine.

5.             Shares Subject to a Contingent Deferred Sales Charge

5.1.          The Trust may offer Shares subject to a CDSC. Distributor may pay brokers, dealers and other financial institutions and intermediaries commissions with regard to the sale of CDSC Shares. Under this Agreement, the following provisions shall apply with respect to Shares of a Class featuring a CDSC (a “CDSC Class”) as described in the prospectuses of the Funds and identified on Schedules D and E hereto.

(a)           Distributor shall be entitled to receive all CDSC payments on Shares of a CDSC Class. Distributor may assign or sell to a third party (a “CDSC Financing Entity”) all or a part of the CDSC payments on Shares of a CDSC Class that Distributor is entitled to receive under this Agreement. Distributor’s right to payment on Shares of a CDSC Class shall continue after termination of this Agreement.

(b)           Distributor shall be entitled to receive all distribution fees at the rate and under the terms and conditions set forth in the Plan adopted by the Trust with respect to a CDSC

Class on Shares sold. The distribution-related services rendered by Distributor for which Distributor is entitled to receive any portion of such fees shall be deemed to have been completed at the time of the initial purchase of the Shares taken into account in computing such portion of such fees. Distributor may assign or sell to a CDSC Financing Entity all or a part of the distribution fees Distributor is entitled to receive from the Trust under the Plan. Distributor’s right to payment of distribution fees on such Shares shall continue after termination of this Agreement, subject only to the continued effectiveness of the Plan (such effectiveness controlled exclusively by the terms of such Plan). The Trust’s obligation to pay distribution fees that are assigned to a CDSC Financing Entity is absolute and unconditional and shall not be subject to any dispute, offset, counterclaim or defense whatsoever.

(c)           Distributor shall not be required to offer or sell Shares of a CDSC Class if the Plan adopted by the CDSC Class is terminated and unless and until it has received a binding commitment from a CDSC Financing Entity (a “Commitment”) satisfactory to Distributor which Commitment shall cover all expenses and fees related to the offer and sale of such Shares of the CDSC Class including but not limited to dealer reallowances, financing commitment fees, and legal fees. If at any time during the term of this Agreement the Plan adopted by the CDSC Class terminates or the then-current CDSC financing is terminated through no fault of Distributor, Distributor has the right to immediately suspend CDSC Share sales until substitute financing becomes effective.

(d)           Distributor may enter into arrangements regarding the financing of commissions pertaining to the sale of shares of a CDSC Class only upon written approval of the Trust’s Treasurer, or his or her designee, such approval not to be unreasonably withheld.

(e)           Distributor and the Trust hereby agree that the terms and conditions set forth herein regarding the offer and sale of Shares of a CDSC Class may be amended upon approval of both parties in order to comply with the terms and conditions of any agreement with a CDSC Financing Entity to finance the costs for the offer and sale of Shares of a CDSC Class so long as such terms and conditions are in compliance with the Plan.

6.             Limitation of Liability of the Trustees and Shareholders

The name “One Group® Mutual Funds” and “Trustees of “One Group® Mutual Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 23, 1985, as amended and restated February 18, 1999, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “One Group® Mutual Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series and/or class of Shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust.

The execution and delivery of this Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust’s Declaration of Trust.

7.             Anti-Money Laundering

Each of Distributor and the Trust acknowledges that it is a financial institution subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT ACT) Act of 2001 and the Bank Secrecy Act (collectively, the “AML Acts”), which require among other things, that financial institutions adopt compliance programs to guard against money laundering. Each represents and warrants to the other that it is in compliance with and will continue to comply with the AML Acts and applicable regulations in all relevant respects. Each of Distributor and the Trust agrees that it will take such further steps, and cooperate with the other, to facilitate such compliance, including but not limited to the provision of copies of its written procedures, policies and controls related thereto (“AML Operations”).  Distributor undertakes that it will grant to the Trust, the Trust’s compliance officer and the applicable regulatory agencies, reasonable access to copies of Distributor’s AML Operations, books and records pertaining to the Trust. Distributor also hereby agrees to comply with all applicable laws and regulations relating to anti-money laundering and terrorist financing and with the provisions of the Funds’ and Distributor’s anti-money laundering program designed to guard against money laundering activities.

8.             Counterparts

This Agreement may be executed by the parties in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same Agreement.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

ONE GROUP MUTUAL FUNDS

By:
Name:
Title:

Accepted by:

ONE GROUP DEALER SERVICES, INC.

By:
Name:
Title:

SCHEDULE A
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

(Effective as of February 19, 2005)

Name of the Fund

Money Market Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund /JPMorgan Government Money Market Fund(1)
One Group Institutional Prime Money Market Fund(2)	JPMorgan Institutional Prime Money Market Fund
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund
One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund/JPMorgan Cash Reserves Money Market Fund(3)

(1)                                  On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Government Money Market Fund, a proposed reorganization pursuant to which the JPMorgan U.S. Government Money Market Fund and the One Group U.S. Government Securities Money Market Fund will merge with and into One Group Government Money Market Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Government Money Market Fund will be changed to “JPMorgan Government Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Government Money Market Fund will assume the name “JPMorgan U.S. Government Money Market Fund.”

(2)                                  Shareholders of the One Group Institutional Prime Money Market Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Prime Money Market Fund, a series of a separate investment company, at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Institutional Prime Money Market Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(3)                                  On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Prime Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Liquid Assets Money Market Fund will merge with and into One Group Prime Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Prime Money Market Fund will be changed to “JPMorgan Cash Reserves Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Prime Money Market Fund will assume the name “JPMorgan Liquid Assets Money Market Fund.”

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Treasury Only Money Market Fund(4)	JPMorgan Treasury Only Money Market Fund
One Group U.S. Government Securities Money Market Fund(5)	JPMorgan U.S. Government Securities Money Market Fund
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund /JPMorgan U.S. Treasury Securities Money Market Fund(6)

Equity Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Balanced Fund(7)	JPMorgan Balanced Fund
One Group Diversified Equity Fund(8)	JPMorgan Diversified Equity Fund

(4)                                  Shareholders of the One Group Treasury Only Money Market Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan 100% U.S. Treasury Securities Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Treasury Only Money Market Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(5)                                  Shareholders of the One Group U.S. Government Securities Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group Government Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group U.S. Government Securities Money Market Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(6)                                  On August 12, 2004, the Board of Trustees approved, on behalf of the One Group U.S. Treasury Securities Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Treasury Plus Money Market Fund will merge with and into One Group U.S. Treasury Securities Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group U.S. Treasury Securities Money Market Fund will be changed to “JPMorgan U.S. Treasury Securities Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group U.S. Treasury Securities Money Market Fund will assume the name “JPMorgan U.S. Treasury Plus Money Market Fund.”

(7)                                  Shareholders of the One Group Balanced Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Diversified Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Balanced Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(8)                                  Shareholders of the One Group Diversified Equity Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan U.S. Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified Equity Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Diversified International Fund(9)	JPMorgan Diversified International Fund
One Group Diversified Mid Cap Fund	JPMorgan Diversified Mid Cap Fund
One Group Equity Income Fund	JPMorgan Equity Income Fund/JPMorgan Dividend Income Fund(10)
One Group Equity Index Fund	JPMorgan Equity Index Fund
One Group Health Sciences Fund(11)	JPMorgan Health Sciences Fund
One Group International Equity Index Fund	JPMorgan International Equity Index Fund
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund
One Group Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund
One Group Mid Cap Value Fund	JPMorgan Diversified Mid Cap Value Fund
One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund
One Group Small Cap Growth Fund	JPMorgan Small Cap Growth Fund/JPMorgan Small Company Growth Fund(12)
One Group Small Cap Value Fund	JPMorgan Small Cap Value Fund
One Group Strategic Small Cap Value Fund	JPMorgan Strategic Small Cap Value Fund
One Group Technology Fund	JPMorgan Technology Fund

(9)                                  Shareholders of the One Group Diversified International Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified International Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(10)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Equity Income Fund, a proposed reorganization pursuant to which the JPMorgan Equity Income Fund will merge with and into One Group Equity Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Equity Income Fund will be changed to “JPMorgan Dividend Income Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Equity Income Fund will assume the name “JPMorgan Equity Income Fund.”

(11)                            Shareholders of the One Group Health Sciences Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Healthcare Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Health Sciences Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(12)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Small Cap Growth Fund, a proposed reorganization pursuant to which the JPMorgan Small Cap Growth Fund and the JPMorgan U.S. Small Company Opportunities Fund will merge with and into One Group Small Cap Growth Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Small Cap Growth Fund will be changed to “JPMorgan Small Company Growth Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Small Cap Growth Fund will assume the name “JPMorgan Small Cap Growth Fund.”

Investor Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Investor Balanced Fund	JPMorgan Investor Balanced Fund
One Group Investor Conservative Growth Fund	JPMorgan Investor Conservative Growth Fund
One Group Investor Growth & Income Fund	JPMorgan Investor Growth & Income Fund
One Group Investor Growth Fund	JPMorgan Investor Growth Fund

Fixed Income Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Tax Free Bond Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund
One Group Intermediate Tax-Free Bond Fund(13)	JPMorgan Intermediate Tax Free Bond Fund
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Tax Free Bond Fund
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Tax Free Bond Fund
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Tax Free Bond Fund
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Municipal Income Fund	JPMorgan Tax Free Income Bond Fund
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Tax Free Bond Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Tax Free Bond Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Term Bond Fund
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Tax Free Bond Fund

(13)                            Shareholders of the One Group Intermediate Tax-Free Bond Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Intermediate Tax-Free Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Intermediate Tax-Free Bond Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

SCHEDULE B
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

Shares Subject to Front-End Sales Load

(Effective as of February 19, 2005)

Name of the Fund

Equity Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Balanced Fund(14)	JPMorgan Balanced Fund
One Group Diversified Equity Fund(15)	JPMorgan Diversified Equity Fund
One Group Diversified International Fund(16)	JPMorgan Diversified International Fund
One Group Diversified Mid Cap Fund	JPMorgan Diversified Mid Cap Fund
One Group Equity Income Fund	JPMorgan Equity Income Fund/JPMorgan Dividend Income Fund(17)
One Group Equity Index Fund	JPMorgan Equity Index Fund

(14)                            Shareholders of the One Group Balanced Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Diversified Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Balanced Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(15)                            Shareholders of the One Group Diversified Equity Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan U.S. Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified Equity Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(16)                            Shareholders of the One Group Diversified International Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified International Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(17)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Equity Income Fund, a proposed reorganization pursuant to which the JPMorgan Equity Income Fund will merge with and into One Group Equity Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Equity Income Fund will be changed to “JPMorgan Dividend Income Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Equity Income Fund will assume the name “JPMorgan Equity Income Fund.”

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Health Sciences Fund(18)	JPMorgan Health Sciences Fund
One Group International Equity Index Fund	JPMorgan International Equity Index Fund
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund
One Group Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund
One Group Mid Cap Value Fund	JPMorgan Diversified Mid Cap Value Fund
One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund
One Group Small Cap Growth Fund	JPMorgan Small Cap Growth Fund/JPMorgan Small Company Growth Fund(19)
One Group Small Cap Value Fund	JPMorgan Small Cap Value Fund
One Group Strategic Small Cap Value Fund	JPMorgan Strategic Small Cap Value Fund
One Group Technology Fund	JPMorgan Technology Fund

Investor Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Investor Balanced Fund	JPMorgan Investor Balanced Fund
One Group Investor Conservative Growth Fund	JPMorgan Investor Conservative Growth Fund
One Group Investor Growth & Income Fund	JPMorgan Investor Growth & Income Fund
One Group Investor Growth Fund	JPMorgan Investor Growth Fund

Fixed Income Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Tax Free Bond Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund

(18)                            Shareholders of the One Group Health Sciences Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Healthcare Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Health Sciences Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(19)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Small Cap Growth Fund, a proposed reorganization pursuant to which the JPMorgan Small Cap Growth Fund and the JPMorgan U.S. Small Company Opportunities Fund will merge with and into One Group Small Cap Growth Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Small Cap Growth Fund will be changed to “JPMorgan Small Company Growth Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Small Cap Growth Fund will assume the name “JPMorgan Small Cap Growth Fund.”

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Intermediate Tax-Free Bond Fund(20)	JPMorgan Intermediate Tax Free Bond Fund
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Tax Free Bond Fund
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Tax Free Bond Fund
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Tax Free Bond Fund
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Municipal Income Fund	JPMorgan Tax Free Income Bond Fund
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Tax Free Bond Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Tax Free Bond Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Term Bond Fund
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Tax Free Bond Fund

(20)                            Shareholders of the One Group Intermediate Tax-Free Bond Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Intermediate Tax-Free Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Intermediate Tax-Free Bond Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

SCHEDULE C
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

Distribution Plan Classes

(Effective as of February 19, 2005)

Name of the Fund

Money Market Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Government Money Market Fund — Morgan Class Shares	JPMorgan U.S. Government Money Market Fund/JPMorgan Government Money Market Fund — Morgan Class Shares (21)
One Group Government Money Market Fund — Class A Shares	JPMorgan U.S. Government Money Market Fund/JPMorgan Government Money Market Fund — Reserve Class Shares
One Group Michigan Municipal Money Market Fund — Class A Shares	JPMorgan Michigan Municipal Money Market Fund — Reserve Class Shares
One Group Michigan Municipal Money Market Fund — Morgan Class Shares	JPMorgan Michigan Municipal Money Market Fund — Morgan Class Shares
One Group Municipal Money Market Fund — Class A Shares	JPMorgan Municipal Money Market Fund — Reserve Class Shares
One Group Municipal Money Market Fund — Morgan Class Shares	JPMorgan Municipal Money Market Fund — Morgan Class Shares
One Group Ohio Municipal Money Market Fund — Class A Shares	JPMorgan Ohio Municipal Money Market Fund — Reserve Class Shares
One Group Ohio Municipal Money Market Fund — Morgan Class Shares	JPMorgan Ohio Municipal Money Market Fund — Morgan Class Shares

(21)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Government Money Market Fund, a proposed reorganization pursuant to which the JPMorgan U.S. Government Money Market Fund and the One Group U.S. Government Securities Money Market Fund will merge with and into One Group Government Money Market Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Government Money Market Fund will be changed to “JPMorgan Government Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Government Money Market Fund will assume the name “JPMorgan U.S. Government Money Market Fund.”

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Prime Money Market Fund — Class A Shares	JPMorgan Liquid Assets Money Market Fund/JPMorgan Cash Reserves Money Market Fund — Reserve Class Shares(22)
One Group Prime Money Market Fund — Morgan Class Shares	JPMorgan Liquid Assets Money Market Fund/JPMorgan Cash Reserves Money Market Fund — Morgan Class Shares
One Group U.S. Government Securities Money Market Fund — Class A Shares(23)	JPMorgan U.S. Government Securities Money Market Fund — Reserve Class Shares
One Group U.S. Treasury Securities Money Market Fund — Class A Shares	JPMorgan U.S. Treasury Plus Money Market Fund/JPMorgan U.S. Treasury Securities Money Market Fund — Reserve Class Shares(24)
One Group U.S. Treasury Securities Money Market Fund — Morgan Class Shares	JPMorgan U.S. Treasury Plus Money Market Fund/JPMorgan U.S. Treasury Securities Money Market Fund — Morgan Class Shares

Equity Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Balanced Fund — Class A Shares(25)	JPMorgan Balanced Fund — Class A Shares

(22)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Prime Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Liquid Assets Money Market Fund will merge with and into One Group Prime Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Prime Money Market Fund will be changed to “JPMorgan Cash Reserves Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Prime Money Market Fund will assume the name “JPMorgan Liquid Assets Money Market Fund.”

(23)                            Shareholders of the One Group U.S. Government Securities Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group Government Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group U.S. Government Securities Money Market Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(24)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group U.S. Treasury Securities Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Treasury Plus Money Market Fund will merge with and into One Group U.S. Treasury Securities Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group U.S. Treasury Securities Money Market Fund will be changed to “JPMorgan U.S. Treasury Securities Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group U.S. Treasury Securities Money Market Fund will assume the name “JPMorgan U.S. Treasury Plus Money Market Fund.”

(25)                            Shareholders of the One Group Balanced Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Diversified Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Balanced Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Diversified Equity Fund — Class A Shares(26)	JPMorgan Diversified Equity Fund — Class A Shares
One Group Diversified International Fund — Class A Shares(27)	JPMorgan Diversified International Fund — Class A Shares
One Group Diversified Mid Cap Fund — Class A Shares	JPMorgan Diversified Mid Cap Fund — Class A Shares
One Group Equity Income Fund — Class A Shares	JPMorgan Equity Income Fund/JPMorgan Dividend Income Fund — Class A Shares(28)
One Group Equity Index Fund — Class A Shares	JPMorgan Equity Index Fund — Class A Shares
One Group Health Sciences Fund — Class A Shares(29)	JPMorgan Health Sciences Fund — Class A Shares
One Group International Equity Index Fund — Class A Shares	JPMorgan International Equity Index Fund — Class A Shares
One Group Large Cap Growth Fund — Class A Shares	JPMorgan Large Cap Growth Fund — Class A Shares
One Group Large Cap Value Fund — Class A Shares	JPMorgan Large Cap Value Fund — Class A Shares
One Group Market Expansion Index Fund — Class A Shares	JPMorgan Market Expansion Index Fund — Class A Shares
One Group Market Neutral Fund — Class A Shares	JPMorgan Multi-Cap Market Neutral Fund — Class A Shares
One Group Mid Cap Growth Fund — Class A Shares	JPMorgan Mid Cap Growth Fund — Class A Shares
One Group Mid Cap Value Fund — Class A Shares	JPMorgan Diversified Mid Cap Value Fund — Class A Shares
One Group Real Estate Fund — Class A Shares	JPMorgan U.S. Real Estate Fund — Class A Shares

(26)                            Shareholders of the One Group Diversified Equity Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan U.S. Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified Equity Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(27)                            Shareholders of the One Group Diversified International Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified International Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(28)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Equity Income Fund, a proposed reorganization pursuant to which the JPMorgan Equity Income Fund will merge with and into One Group Equity Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Equity Income Fund will be changed to “JPMorgan Dividend Income Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Equity Income Fund will assume the name “JPMorgan Equity Income Fund.”

(29)                            Shareholders of the One Group Health Sciences Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Healthcare Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Health Sciences Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Small Cap Growth Fund — Class A Shares	JPMorgan Small Cap Growth Fund/JPMorgan Small Company Growth Fund — Class A Shares(30)
One Group Small Cap Value Fund — Class A Shares	JPMorgan Small Cap Value Fund — Class A Shares
One Group Strategic Small Cap Value Fund — Class A Shares	JPMorgan Strategic Small Cap Value Fund — Class A Shares
One Group Technology Fund — Class A Shares	JPMorgan Technology Fund — Class A Shares

Investor Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Investor Balanced Fund — Class A Shares	JPMorgan Group Investor Balanced Fund — Class A Shares
One Group Investor Conservative Growth Fund — Class A Shares	JP Morgan Conservative Growth Fund — Class A Shares
One Group Investor Growth & Income Fund — Class A Shares	JPMorgan Investor Growth & Income Fund — Class A Shares
One Group Investor Growth Fund — Class A Shares	JPMorgan Investor Growth Fund — Class A Shares

Fixed Income Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Arizona Municipal Bond Fund — Class A Shares	JPMorgan Arizona Tax Free Bond Fund — Class A Shares
One Group Bond Fund — Class A Shares	JPMorgan Core Bond Fund — Class A Shares
One Group Government Bond Fund — Class A Shares	JPMorgan Government Bond Fund — Class A Shares
One Group High Yield Bond Fund — Class A Shares	JPMorgan High Yield Bond Fund — Class A Shares
One Group Income Bond Fund — Class A Shares	JPMorgan Core Plus Bond Fund — Class A Shares
One Group Intermediate Bond Fund — Class A Shares	JPMorgan Intermediate Bond Fund — Class A Shares
One Group Intermediate Tax-Free Bond Fund — Class A Shares(31)	JPMorgan Intermediate Tax Free Bond Fund — Class A Shares
One Group Kentucky Municipal Bond Fund — Class A Shares	JPMorgan Kentucky Tax Free Bond Fund — Class A Shares
One Group Louisiana Municipal Bond Fund — Class A Shares	JPMorgan Louisiana Tax Free Bond Fund — Class A Shares

(30)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Small Cap Growth Fund, a proposed reorganization pursuant to which the JPMorgan Small Cap Growth Fund and the JPMorgan U.S. Small Company Opportunities Fund will merge with and into One Group Small Cap Growth Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Small Cap Growth Fund will be changed to “JPMorgan Small Company Growth Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Small Cap Growth Fund will assume the name “JPMorgan Small Cap Growth Fund.”

(31)                            Shareholders of the One Group Intermediate Tax-Free Bond Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Intermediate Tax-Free Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Intermediate Tax-Free Bond Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Michigan Municipal Bond Fund — Class A Shares	JPMorgan Michigan Tax Free Bond Fund — Class A Shares
One Group Mortgage-Backed Securities Fund — Class A Shares	JPMorgan Mortgage-Backed Securities Fund — Class A Shares
One Group Municipal Income Fund — Class A Shares	JPMorgan Tax Free Income Bond — Class A Shares
One Group Ohio Municipal Bond Fund — Class A Shares	JPMorgan Ohio Tax Free Bond Fund — Class A Shares
One Group Short-Term Bond Fund — Class A Shares	JPMorgan Short Duration Bond Fund — Class A Shares
One Group Short-Term Municipal Bond Fund — Class A Shares	JPMorgan Short Term Tax Free Bond Fund — Class A Shares
One Group Tax-Free Bond Fund — Class A Shares	JP Morgan Tax Free Bond Fund — Class A Shares
One Group Treasury & Agency Fund — Class A Shares	JP Morgan Treasury & Agency Fund — Class A Shares
One Group Ultra Short-Term Bond Fund — Class A Shares	JP Morgan Ultra Short Term Bond Fund — Class A Shares
One Group West Virginia Municipal Bond Fund — Class A Shares	JP Morgan West Virginia Tax Free Bond Fund — Class A Shares

SCHEDULE D
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

CDSC Shares

(Effective as of February 19, 2005)

Name of the Fund

Money Market Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Prime Money Market Fund — Class B Shares	JPMorgan Liquid Assets Money Market Fund/JPMorgan Cash Reserves Money Market Fund — Class B Shares(32)
One Group U.S. Treasury Securities Money Market Fund — Class B Shares	JPMorgan U.S. Treasury Plus Money Market Fund /JPMorgan U.S. Treasury Securities Money Market Fund — Class B Shares(33)

(32)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Prime Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Liquid Assets Money Market Fund will merge with and into One Group Prime Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Prime Money Market Fund will be changed to “JPMorgan Cash Reserves Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Prime Money Market Fund will assume the name “JPMorgan Liquid Assets Money Market Fund.”

(33)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group U.S. Treasury Securities Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Treasury Plus Money Market Fund will merge with and into One Group U.S. Treasury Securities Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group U.S. Treasury Securities Money Market Fund will be changed to “JPMorgan U.S. Treasury Securities Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group U.S. Treasury Securities Money Market Fund will assume the name “JPMorgan U.S. Treasury Plus Money Market Fund.”

Equity Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Balanced Fund — Class B Shares(34)	JPMorgan Balanced Fund — Class B Shares
One Group Diversified Equity Fund — Class B Shares(35)	JPMorgan Diversified Equity Fund — Class B Shares
One Group Diversified International Fund — Class B Shares(36)	JPMorgan Diversified International Fund — Class B Shares
One Group Diversified Mid Cap Fund — Class B Shares	JPMorgan Diversified Mid Cap Fund — Class B Shares
One Group Equity Income Fund — Class B Shares	JPMorgan Equity Income Fund/JPMorgan Dividend Income Fund — Class B Shares(37)
One Group Equity Index Fund — Class B Shares	JPMorgan Equity Index Fund — Class B Shares
One Group Health Sciences Fund — Class B Shares(38)	JPMorgan Health Sciences Fund — Class B Shares
One Group International Equity Index Fund — Class B Shares	JPMorgan International Equity Index Fund — Class B Shares
One Group Large Cap Growth Fund — Class B Shares	JPMorgan Large Cap Growth Fund — Class B Shares
One Group Large Cap Value Fund — Class B Shares	JPMorgan Large Cap Value Fund — Class B Shares
One Group Market Expansion Index Fund — Class B Shares	JPMorgan Market Expansion Index Fund — Class B Shares
One Group Market Neutral Fund — Class B Shares	JPMorgan Multi-Cap Market Neutral Fund — Class B Shares
One Group Mid Cap Growth Fund — Class B Shares	JPMorgan Mid Cap Growth Fund — Class B Shares

(34)                            Shareholders of the One Group Balanced Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Diversified Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Balanced Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(35)                            Shareholders of the One Group Diversified Equity Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan U.S. Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified Equity Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(36)                            Shareholders of the One Group Diversified International Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified International Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(37)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Equity Income Fund, a proposed reorganization pursuant to which the JPMorgan Equity Income Fund will merge with and into One Group Equity Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Equity Income Fund will be changed to “JPMorgan Dividend Income Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Equity Income Fund will assume the name “JPMorgan Equity Income Fund.”

(38)                            Shareholders of the One Group Health Sciences Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Healthcare Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Health Sciences Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Mid Cap Value Fund — Class B Shares	JPMorgan Diversified Mid Cap Value Fund — Class B Shares
One Group Real Estate Fund — Class B Shares	JPMorgan U.S. Real Estate Fund — Class B Shares
One Group Small Cap Growth Fund — Class B Shares	JPMorgan Small Cap Growth Fund/JPMorgan Small Company Growth Fund — Class B Shares(39)
One Group Small Cap Value Fund — Class B Shares	JPMorgan Small Cap Value Fund — Class B Shares
One Group Strategic Small Cap Value Fund — Class B Shares	JPMorgan Strategic Small Cap Value Fund — Class B Shares
One Group Technology Fund — Class B Shares	JPMorgan Technology Fund — Class B Shares

Investor Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Investor Balanced Fund — Class B Shares	JPMorgan Investor Balanced Fund — Class B Shares
One Group Investor Conservative Growth Fund — Class B Shares	JPMorgan Investor Conservative Growth Fund — Class B Shares
One Group Investor Growth & Income Fund — Class B Shares	JPMorgan Investor Growth & Income Fund — Class B Shares
One Group Investor Growth Fund — Class B Shares	JPMorgan Investor Growth Fund — Class B Shares

Fixed Income Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Arizona Municipal Bond Fund — Class B Shares	JPMorgan Arizona Tax Free Bond Fund — Class B Shares
One Group Bond Fund — Class B Shares	JPMorgan Core Bond Fund — Class B Shares
One Group Government Bond Fund — Class B Shares	JPMorgan Government Bond Fund — Class B Shares
One Group High Yield Bond Fund — Class B Shares	JPMorgan High Yield Bond Fund — Class B Shares
One Group Income Bond Fund — Class B Shares	JPMorgan Core Plus Bond Fund — Class B Shares
One Group Intermediate Bond Fund — Class B Shares	JPMorgan Intermediate Bond Fund — Class B Shares
One Group Intermediate Tax-Free Bond Fund — Class B Shares(40)	JPMorgan Intermediate Tax Free Bond Fund — Class B Shares

(39)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Small Cap Growth Fund, a proposed reorganization pursuant to which the JPMorgan Small Cap Growth Fund and the JPMorgan U.S. Small Company Opportunities Fund will merge with and into One Group Small Cap Growth Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Small Cap Growth Fund will be changed to “JPMorgan Small Company Growth Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Small Cap Growth Fund will assume the name “JPMorgan Small Cap Growth Fund.”

(40)                            Shareholders of the One Group Intermediate Tax-Free Bond Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Intermediate Tax-Free Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Intermediate Tax-Free Bond Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Kentucky Municipal Bond Fund — Class B Shares	JPMorgan Kentucky Tax Free Bond Fund — Class B Shares
One Group Louisiana Municipal Bond Fund — Class B Shares	JPMorgan Louisiana Tax Free Bond Fund — Class B Shares
One Group Michigan Municipal Bond Fund — Class B Shares	JPMorgan Michigan Tax Free Bond Fund — Class B Shares
One Group Municipal Income Fund — Class B Shares	JPMorgan Tax Free Income Bond Fund — Class B Shares
One Group Ohio Municipal Bond Fund — Class B Shares	JPMorgan Ohio Tax Free Bond Fund — Class B Shares
One Group Short-Term Bond Fund — Class B Shares	JPMorgan Short Duration Bond Fund — Class B Shares
One Group Short-Term Municipal Bond Fund — Class B Shares	JPMorgan Short Term Tax Free Bond Fund — Class B Shares
One Group Tax-Free Bond Fund — Class B Shares	JPMorgan Tax Free Bond Fund — Class B Shares
One Group Treasury & Agency Fund — Class B Shares	JPMorgan Treasury & Agency Fund — Class B Shares
One Group Ultra Short-Term Bond Fund — Class B Shares	JPMorgan Ultra Short Term Bond Fund — Class B Shares
One Group West Virginia Municipal Bond Fund — Class B Shares	JPMorgan West Virginia Tax Free Bond Fund — Class B Shares

SCHEDULE E
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

CDSC Classes

(Effective as of February 19, 2005)

Name of the Fund

Money Market Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Prime Money Market Fund — Class C Shares	JPMorgan Liquid Assets Money Market Fund/JPMorgan Cash Reserves Money Market Fund — Class C Shares(41)
One Group U.S. Treasury Securities Money Market Fund — Class C Shares	JPMorgan U.S. Treasury Plus Money Market Fund /JPMorgan U.S. Treasury Securities Money Market Fund — Class C Shares(42)

(41)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Prime Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Liquid Assets Money Market Fund will merge with and into One Group Prime Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Prime Money Market Fund will be changed to “JPMorgan Cash Reserves Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Prime Money Market Fund will assume the name “JPMorgan Liquid Assets Money Market Fund.”

(42)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group U.S. Treasury Securities Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Treasury Plus Money Market Fund will merge with and into One Group U.S. Treasury Securities Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group U.S. Treasury Securities Money Market Fund will be changed to “JPMorgan U.S. Treasury Securities Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group U.S. Treasury Securities Money Market Fund will assume the name “JPMorgan U.S. Treasury Plus Money Market Fund.”

Equity Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Balanced Fund — Class C Shares(43)	JPMorgan Balanced Fund — Class C Shares
One Group Diversified Equity Fund — Class C Shares(44)	JPMorgan Diversified Equity Fund — Class C Shares
One Group Diversified International Fund — Class C Shares(45)	JPMorgan Diversified International Fund — Class C Shares
One Group Diversified Mid Cap Fund — Class C Shares	JPMorgan Diversified Mid Cap Fund — Class C Shares
One Group Equity Income — Class C Shares	JPMorgan Equity Income Fund/JPMorgan Dividend Income Fund — Class C Shares(46)
One Group Equity Index Fund — Class C Shares	JPMorgan Equity Index Fund — Class C Shares
One Group Health Sciences Fund — Class C Shares(47)	JPMorgan Health Sciences Fund — Class C Shares
One Group International Equity Index Fund — Class C Shares	JPMorgan International Equity Index Fund — Class C Shares
One Group Large Cap Growth Fund — Class C Shares	JPMorgan Large Cap Growth Fund — Class C Shares
One Group Large Cap Value Fund — Class C Shares	JPMorgan Large Cap Value Fund — Class C Shares
One Group Market Expansion Index Fund — Class C Shares	JPMorgan Market Expansion Index Fund — Class C Shares
One Group Market Neutral Fund — Class C Shares	JPMorgan Multi-Cap Market Neutral Fund — Class C Shares
One Group Mid Cap Growth Fund — Class C Shares	JPMorgan Mid Cap Growth Fund — Class C Shares

(43)                            Shareholders of the One Group Balanced Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Diversified Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Balanced Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(44)                            Shareholders of the One Group Diversified Equity Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan U.S. Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified Equity Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(45)                            Shareholders of the One Group Diversified International Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified International Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(46)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Equity Income Fund, a proposed reorganization pursuant to which the JPMorgan Equity Income Fund will merge with and into One Group Equity Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Equity Income Fund will be changed to “JPMorgan Dividend Income Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Equity Income Fund will assume the name “JPMorgan Equity Income Fund.”

(47)                            Shareholders of the One Group Health Sciences Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Healthcare Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Health Sciences Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Mid Cap Value Fund — Class C Shares	JPMorgan Diversified Mid Cap Value Fund — Class C Shares
One Group Real Estate Fund — Class C Shares	JPMorgan U.S. Real Estate Fund — Class C Shares
One Group Small Cap Growth Fund — Class C Shares	JPMorgan Small Cap Growth Fund/JPMorgan Small Company Growth Fund — Class C Shares(48)
One Group Small Cap Value Fund — Class C Shares	JPMorgan Small Cap Value Fund — Class C Shares
One Group Strategic Small Cap Value Fund — Class C Shares	JPMorgan Strategic Small Cap Value Fund — Class C Shares
One Group Technology Fund — Class C Shares	JPMorgan Technology Fund — Class C Shares

Investor Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Investor Balanced Fund — Class C Shares	JPMorgan Investor Balanced Fund — Class C Shares
One Group Investor Conservative Growth Fund — Class C Shares	JPMorgan Investor Conservative Growth Fund — Class C Shares
One Group Investor Growth & Income Fund — Class C Shares	JPMorgan Investor Growth & Income Fund — Class C Shares
One Group Investor Growth Fund — Class C Shares	JPMorgan Investor Growth Fund — Class C Shares

Fixed Income Funds

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Arizona Municipal Bond Fund — Class C Shares	JPMorgan Arizona Tax Free Bond Fund — Class C Shares
One Group Bond Fund — Class C Shares	JPMorgan Core Bond Fund — Class C Shares
One Group Government Bond Fund — Class C Shares	JPMorgan Government Bond Fund — Class C Shares
One Group High Yield Bond Fund — Class C Shares	JPMorgan High Yield Bond Fund — Class C Shares
One Group Income Bond Fund — Class C Shares	JPMorgan Core Plus Bond Fund — Class C Shares
One Group Intermediate Bond Fund — Class C Shares	JPMorgan Intermediate Bond Fund — Class C Shares
One Group Intermediate Tax-Free Bond Fund — Class C Shares(49)	JPMorgan Intermediate Tax Free Bond Fund — Class C Shares

(48)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Small Cap Growth Fund, a proposed reorganization pursuant to which the JPMorgan Small Cap Growth Fund and the JPMorgan U.S. Small Company Opportunities Fund will merge with and into One Group Small Cap Growth Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Small Cap Growth Fund will be changed to “JPMorgan Small Company Growth Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Small Cap Growth Fund will assume the name “JPMorgan Small Cap Growth Fund.”

(49)                            Shareholders of the One Group Intermediate Tax-Free Bond Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Intermediate Tax-Free Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Intermediate Tax-Free Bond Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005
One Group Kentucky Municipal Bond Fund — Class C Shares	JPMorgan Kentucky Tax Free Bond Fund — Class C Shares
One Group Louisiana Municipal Bond Fund — Class C Shares	JPMorgan Louisiana Tax Free Bond Fund — Class C Shares
One Group Michigan Municipal Bond Fund — Class C Shares	JPMorgan Michigan Tax Free Bond Fund — Class C Shares
One Group Municipal Income Fund — Class C Shares	JPMorgan Tax Free Income Bond Fund — Class C Shares
One Group Ohio Municipal Bond Fund — Class C Shares	JPMorgan Ohio Tax Free Bond Fund — Class C Shares
One Group Short-Term Bond Fund — Class C Shares	JPMorgan Short Duration Bond Fund — Class C Shares
One Group Short-Term Municipal Bond Fund — Class C Shares	JPMorgan Short Term Tax Free Bond Fund — Class C Shares
One Group Treasury & Agency Fund — Class C Shares	JPMorgan Treasury & Agency Fund — Class C Shares
One Group Ultra Short-Term Bond Fund — Class C Shares	JPMorgan Ultra Short Term Bond Fund — Class C Shares
One Group West Virginia Municipal Bond Fund — Class C Shares	JPMorgan West Virginia Tax Free Bond Fund — Class C Shares